--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (Date of earliest event reported): DECEMBER 20, 2002



                               GRANT PRIDECO, INC.
             (Exact name of registrant as specified in its charter)




         DELAWARE                     001-15423                 76-0312499
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


        1330 POST OAK BLVD., SUITE 2700                            77095
   (Address of principal executive offices)                      (Zip Code)




       Registrant's telephone number, including area code: (832) 681-8000

--------------------------------------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 20, 2002, Grant Prideco, Inc. ("Grant Prideco" or the "Company") completed the acquisition of the ReedHycalog drill bits business from Schlumberger Technology Corporation. ReedHycalog, based principally in Houston, Texas, is a global leader in drill bit technology, manufacturing, sales and service to the worldwide oil and gas industry. Consideration for the acquisition included approximately $260 million cash (subject to a post-closing adjustment), 9,731,834 shares of Grant Prideco common stock, and the assumption of approximately $5 million of liabilities. The acquisition was completed pursuant to a Purchase Agreement dated as of October 25, 2002, among Schlumberger Technology Corporation and Grant Prideco, Inc. incorporated herein by reference as Exhibit 2.1 to this Current Report on Form 8-K. The Company intends to utilize the ReedHycalog drill bits business in a similar manner as the seller.

         In addition to the shares of Grant Prideco stock included in the purchase price, which the Company has agreed to register under the Securities Act of 1933 pursuant to a Registration Rights Agreement with Schlumberger, financing for the acquisition (and for Grant Prideco's general corporate purposes) was provided through a new credit facility of approximately $240 million (replacing the Company's prior credit facility) from a syndicate of lenders led by Deutche Bank Trust Corporation (see Item 5 below) and a private placement of $175 million of 9% Senior Notes due 2009. Approximately $95 million was borrowed under the new credit facility for purposes of financing in part the cash portion of the purchase price.

         The foregoing is qualified by reference to Exhibit 2.1 and 4.1 through and 4.5 to this Current Report on Form 8-K, which are incorporated herein by reference.

ITEM 5.  OTHER EVENTS

         In connection with the ReedHycalog acquisition, Grant Prideco replaced its existing credit facility with a new four year $240 million senior secured credit facility with a syndicate of U.S. and foreign banks led by Deutche Bank Trust Corporation, and including Transamerica Business Capital Corporation, GE Capital Public Finance, Inc., Whitney National Bank, GMAC Business Credit, LLC, Foothill Capital Corporation, U.S. Bank National Association, The CIT Group/Business Credit, Inc., Fleet Capital Corporation, LaSalle Business
Credit, Inc., Southwest Bank of Texas, N.A., JPMorgan Chase Bank and Merrill Lynch Business Capital. The senior credit facility is comprised of a $50 million term loan consisting of a $47 million U.S. term loan and a $3 million Canadian term loan, and a $190 million revolving credit facility consisting of a $183 million U.S. revolving facility and a $7 million Canadian revolving facility. The senior credit facility is secured by substantially all of the Company's U.S. assets and a portion of its Canadian assets.

         The foregoing is qualified by reference to Exhibits 4.6 through 4.9 to this Current Report on Form 8-K, which are incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  The audited financial statements of the Drill Bits Business of Schlumberger Limited as of December 31, 2001, 2000 and 1999 and for the years ended December 31, 2001, 2000 and 1999 and the unaudited financial statements of the Drill Bits Business of Schlumberger Limited as of

         September 30, 2002 and for the nine months ended September 30, 2002 and 2001 specified in Rule 3-05(b) of Regulation S-X will be filed by amendment to this Current Report on Form 8-K no later than sixty days after the date on which this Current Report on Form 8-K is required to be filed.

         (b)      Pro forma financial information.

                  The pro forma financial statements required pursuant to
         Article 11 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K no later than sixty days after the date on which this Current Report on Form 8-K is required to be filed.

         (c)      Exhibits.

                  2.1 Purchase Agreement dated as of October 25, 2002, among Schlumberger Technology Corporation and Grant Prideco, Inc. (incorporated by reference to Exhibit
                           2.1 to the Company's Current Report on Form 8-K filed on November 13, 2002, File No. 1-15423).

                  4.1 Registration Rights Agreement dated as of December 20, 2002, by and among Schlumberger Technology Corporation and Grant Prideco, Inc.

                  4.2 Indenture relating to 9% Senior Notes due 2009 dated as of December 4, 2002, between Grant Prideco Escrow Corp. and Wells Fargo Bank, N.S., as trustee.

                  4.3      Form of 9% Senior Notes due 2009 (included as part of
                           Exhibit 4.2)

                  4.4 Supplemental Indenture dated as of December 20, 2002, among Grant Prideco, Inc., Grant Prideco Escrow Corp., certain of Grant Prideco, Inc.'s subsidiaries, and Wells Fargo Bank, N.A., as trustee.

                  4.5 Registration Rights Agreement dated as of December 4, 2002, among Grant Prideco, Inc., certain subsidiary guarantors named therein and Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial purchasers.

                  4.6 Credit Agreement, dated as of December 19, 2002, among Grant Prideco, Inc., certain of its subsidiaries, the Lenders party thereto, Deutsche Bank Trust Company Americas, as US Agent, Deutsche Bank AG, Canada Branch, as Canadian Agent, Transamerica Business Capital Corporation, as Documentation Agent, JPMorgan Chase Bank, as Co-Syndication Agent, and Merrill Lynch Capital, as Co-Syndication Agent. Certain schedules and exhibits to this Credit Agreement have not been filed with this exhibit. The Company agrees to furnish supplementally any omitted schedule or exhibit to the SEC upon request.

                  4.7 Security Agreement, dated as of December 19, 2002, among Grant Prideco, Inc., certain of its subsidiaries and Deutsche Bank Trust Company Americas, as agent. Certain schedules and exhibits to this Security Agreement have not been filed with this exhibit. The Company agrees to furnish supplementally any omitted schedule or exhibit to the SEC upon request.

                  4.8 Amended and Restated Security Agreement, dated as of December 19, 2002 between Grant Prideco Canada Ltd. and Deutsche Bank AG, Canada Branch, as agent.

                  4.9 Security Agreement, dated as of December 19, 2002, between Grant Prideco Canada Ltd. and Deutsche Bank AG, Canada Branch, as agent. Certain schedules and exhibits to this Security Agreement have not been filed with this exhibit. The Company agrees to furnish supplementally any omitted schedule or exhibit to the SEC upon request.

                  4.10 Form of Subsidiary Guarantee by certain of Grant Prideco, Inc.'s subsidiaries in favor of Deutsche Bank Trust Company Americas, as agent.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    January 3, 2003


                                      GRANT PRIDECO, INC.




                                      By:      /s/ Philip A. Choyce
                                         ---------------------------------------
                                                   Philip A. Choyce
                                            Vice President and General Counsel

                                INDEX TO EXHIBITS


EXHIBIT NUMBER                                                     DESCRIPTION



                  2.1 Purchase Agreement dated as of October 25, 2002, among Schlumberger Technology Corporation and Grant Prideco, Inc. (incorporated by reference to Exhibit
                           2.1 to the Company's Current Report on Form 8-K filed on November 13, 2002, File No. 1-15423).

                  4.1 Registration Rights Agreement dated as of December 20, 2002, by and among Schlumberger Technology Corporation and Grant Prideco, Inc.

                  4.2 Indenture relating to 9% Senior Notes due 2009 dated as of December 4, 2002, between Grant Prideco Escrow Corp. and Wells Fargo Bank, N.S., as trustee.

                  4.3      Form of 9% Senior Notes due 2009 (included as part of
                           Exhibit 4.2)

                  4.4 Supplemental Indenture dated as of December 20, 2002, among Grant Prideco, Inc., Grant Prideco Escrow Corp., certain of Grant Prideco, Inc.'s subsidiaries, and Wells Fargo Bank, N.A., as trustee.

                  4.5 Registration Rights Agreement dated as of December 4, 2002, among Grant Prideco, Inc., certain subsidiary guarantors named therein and Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial purchasers.

                  4.6 Credit Agreement, dated as of December 19, 2002, among Grant Prideco, Inc., certain of its subsidiaries, the Lenders party thereto, Deutsche Bank Trust Company Americas, as US Agent, Deutsche Bank AG, Canada Branch, as Canadian Agent, Transamerica Business Capital Corporation, as Documentation Agent, JPMorgan Chase Bank, as Co-Syndication Agent, and Merrill Lynch Capital, as Co-Syndication Agent. Certain schedules and exhibits to this Credit Agreement have not been filed with this exhibit. The Company agrees to furnish supplementally any omitted schedule or exhibit to the SEC upon request.

                  4.7 Security Agreement, dated as of December 19, 2002, among Grant Prideco, Inc., certain of its subsidiaries and Deutsche Bank Trust Company Americas, as agent. Certain schedules and exhibits to this Security Agreement have not been filed with this exhibit. The Company agrees to furnish supplementally any omitted schedule or exhibit to the SEC upon request.

                  4.8 Amended and Restated Security Agreement, dated as of December 19, 2002 between Grant Prideco Canada Ltd. and Deutsche Bank AG, Canada Branch, as agent.

                  4.9 Security Agreement, dated as of December 19, 2002, between Grant Prideco Canada Ltd. and Deutsche Bank AG, Canada Branch, as agent. Certain schedules and exhibits to this Security Agreement have not been filed with this exhibit. The Company agrees to furnish supplementally any omitted schedule or exhibit to the SEC upon request.

                  4.10 Form of Subsidiary Guarantee by certain of Grant Prideco, Inc.'s subsidiaries in favor of Deutsche Bank Trust Company Americas, as agent.